Net Loss Per Share (Tables)	12 Months Ended
Dec. 26, 2020
Earnings Per Share [Abstract]
Schedule of Net Loss Per Share

(in millions except per share data)	Year Ended
	December 26, 2020
	Continuing Operations	Discontinued Operations	Total
Numerator:
Net loss	$(218)	$(71)	$(289)
Less: Net (income) loss attributable to FTW prior to the Reoganization Transactions	74	(100)	(26)
Less: Net loss attributable to redeemable noncontrolling interests after the Reorganization Transactions	89	108	197

Net loss attributable to McAfee Corp., basic and diluted	$(55)	$(63)	$(118)

Denominator:

Weighted average shares of Class A common stock outstanding, basic and diluted	162.3	162.3	162.3

Earnings (loss) per share attributable to McAfee Corp., basic
Earnings (loss) per share, basic	$(0.34)	$(0.39)	$(0.73)
Earnings (loss) per share attributable to McAfee Corp., diluted
Earnings (loss) per share, diluted (1)	$(0.34)	$(0.39)	$(0.73)

(1)
Excluded from dilution includes a one for one conversion of our RNCI’s 267.1 million LLC units and an exchange of 5.4 million MIUs for their common equivalent of Class A common stock, based on the value of such MIUs relative to their applicable distribution threshold. 25.2 million weighted average units were also excluded from dilution. The excluded shares consist of RSUs, PSUs and stock options that were excluded from dilution because their effects would have been anti-dilutive for the year ended December 26, 2020 and unvested 9.3 million MIUs outstanding with a weighted average unsatisfied distribution threshold of $5.91.